UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 22, 2006
Date of Report (Date of earliest event reported)

AQUA SOCIETY, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50163	52-2357931
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

Konrad - Adenauer Strasse 9-13
45699 Herten, Germany
(Address of principal executive offices)	(Zip Code)

011-49-6031-791-760
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[           ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[           ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[           ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[           ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

EXPLANATORY NOTE

This amendment to the Current Report on Form 8-K, originally filed by Aqua Society, Inc. (the “Company”) on March 28, 2006, is being filed in order to disclose that the Company has received confirmation that the resignation of one of its former executive officers and directors, as disclosed in that report, was not due to any disagreements with the Company.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURES OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Effective March 22, 2006, Achim Stamm resigned as the Chief Financial Officer, Secretary and Treasurer and as a member of the Board of Directors of the Company.

Mr. Stamm has confirmed with the Company that his resignation from the above positions was for personal reasons, and was not due to any disagreements relating to the Company’s operations, policies or practices. A copy of the confirmation provided by Mr. Stamm is attached as an exhibit to this report.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit Number	Description of Exhibit
99.1	Confirmation provided by Achim Stamm, dated April 6, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AQUA SOCIETY, INC.

Date: April 7, 2006
	By:	/s/ Petrus Lodestijn

PETRUS LODESTIJN
Chief Executive Officer, Chief Financial Officer,
President, Secretary and Treasurer